UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 10/28/2008
WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)
1301 SECOND AVENUE
SEATTLE, WASHINGTON 98101
(Address of principal executive offices, including zip code)
(206) 461-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Signature(s)

Item 8.01. Other Events
     On October 28, 2008, Washington Mutual, Inc. (“the Company”) and WMI Investment Corp. (“WMI Investment”, and together with the Company, the “Debtors”) filed a Motion of Debtors for an Order Pursuant to Section 365(a) of the Bankruptcy Code and Bankruptcy Rule 6006, Approving Rejection of Transfer Agreement (the “Transfer Agreement Motion”) with the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”). Subject to the final approval of the Transfer Agreement Motion by the Bankruptcy Court, the Transfer Agent Agreement (the “Agreement”), dated as of January 3, 2005, between the Company and Mellon Investor Services LLC (“Mellon”) is terminated, effective immediately. Accordingly, Mellon will no longer act as the Company’s transfer agent, and will not process any requests to transfer the Company’s securities.

Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.
Date: October 29, 2008	By:	/s/ Stewart M. Landefeld
Stewart M. Landefeld
Executive Vice President